Exhibit 10.4

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

2004 STOCK PLAN

(As amended June 19, 2006)

1. Purpose. The purpose of the Amended and Restated 2004 Stock Plan (the “Plan”) of Chelsea Therapeutics International, Ltd. (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.0001 par value, of the Company (“Common Stock”) on terms determined under this Plan.

2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete authority to determine all provisions of all Incentives awarded under the Plan (as consistent with the terms of the Plan), to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provision of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan (notwithstanding that such amendment or modification may be deemed to be a new grant of an incentive stock option, as such term is defined in Section 422 of the Code, under the Code). If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s Board of Directors.

3. Eligible Participants. Employees of the Company or its subsidiaries (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9). Only employees of the Company shall be entitled to receive incentive stock options under Section 422 of the Code.

5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan is 2,645,000 shares of Common Stock. Of such aggregate number of shares of Common Stock that may be issued under the Plan, the maximum number of shares that may be issued as incentive stock options under Section 422 of the Code is 2,645,000. Any shares of Common Stock available for issuance as incentive stock options may be alternatively issued as other types of Incentives under the Plan. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. Shares of Common Stock which are withheld to pay the exercise price of an option and/or any related withholding obligations shall again be available for issuance under the Plan. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4 and except for incentive stock options which shall be subject to the provisions of Section 6.5, the term of each stock option shall be determined by the Committee but shall not exceed ten years from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option.

6.4. Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock that are already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market

Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such stock options as to which there is a record date preceding the date the participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company) shall exceed $100,000, such excess portion of the incentive stock options will be treated as Non-Statutory Stock Options; provided that this provision shall have no force or effect to the extent that its inclusion in the Plan is not necessary for the Incentive to qualify as incentive stock options pursuant to Section 422 of the Code. The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b) Any incentive stock option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

(c) All incentive stock options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

(d) Unless sooner exercised, all incentive stock options shall expire no later than 10 years after the date of grant. No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time the incentive stock option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e) The exercise price for incentive stock options shall be not less than 100% of the Fair Market Value of the Common Stock subject thereto on the date of grant; provided that the exercise price shall be 110% of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1. Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant.

7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2004 Stock Plan of Chelsea Therapeutics International, Ltd., (the “Company”), as amended from time to time, and an agreement entered into between the registered owner and the Company. A copy of the 2004 Stock Plan, as amended from time to time, and the agreement is on file in the office of the secretary of the Company.

8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the participant before the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4. Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10. Change of Control.

10.1 Change in Control. For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any person not a shareholder of the Company on the date of the Plan becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors (as defined below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors); provided that a traditional institutional or venture capital financing transaction shall be excluded from this definition; or

(d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuing Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors).

10.2 Continuing Directors. For purposes of this Section 10, “Continuing Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Continuing Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

10.3 Acceleration of Incentives. Unless otherwise resolved by the Committee in its sole discretion at such time, if a Change in Control of the Company occurs whereby the acquiring entity or successor to the Company does not agree to assume the Incentives or replace them with substantially equivalent incentive awards (as determined by the Committee in its reasonable discretion), then (a) all outstanding options and SARs will vest and will become immediately exercisable in full and, if not exercised on the date of the Change of Control, will terminate on such date regardless of whether the participant to whom such options or SARs have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock awards shall lapse immediately; and (c) all performance shares criteria shall be deemed to be met and payment made immediately.

10.4 Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

(a) some or all participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

(b) any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (b) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11. General.

11.1. Effective Date. The Plan will become effective upon approval by the Company’s board of directors.

11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the earlier of the tenth anniversary of the date of the adoption of the Plan or the date the Plan is approved by the shareholders of the Company.

11.3. Non-transferability of Incentives. Except in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, unless approved by the Committee, no stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company, or the participants’ other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards,

Performance Shares and Stock Awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a Non-Statutory Stock Option.

11.5. Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities laws or other restrictions. The Committee may restrict the rights of participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.6. Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as incentive stock options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

11.8. Withholding.

(a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

(c) If a participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

(1) No Election shall be effective for a Tax Date which occurs within six months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period.

(2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

(d) If the option granted to a participant hereunder is an incentive stock option, and if the participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the incentive stock option on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, the participant shall immediately notify the Company in writing of such disposition. The participant agrees that the participant may be subject to income tax withholding by the Company on the compensation income recognized by the participant from the early disposition by payment in cash or out of the current earnings paid to the participant.

11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

11.11. Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the regulations promulgated thereunder or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 2, 10 and 11 of the Plan.

11.12. Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the board of directors of the Company determines in good faith in the exercise of its reasonable discretion to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

11.13 Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.13 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of North Carolina, notwithstanding the conflicts of laws principles of any jurisdictions.

11.14 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

2004 Stock Plan, as amended to date

NOTICE OF STOCK OPTION GRANT

(Optionee and address)	Grant Number

You have been granted an option to purchase Common Stock of Chelsea Therapeutics International, Ltd. (the “Company”), as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares Granted

Total Exercise Price

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:	10 Years/

Vesting Schedule:	Subject to accelerated vesting as set forth in the Plan or in the Stock Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule: 25% of the shares shall vest on the first, second, third and fourth anniversaries of the Vesting Commencement Date; provided that the Optionee remains an employee or director of, or consultant to, the Company as of each such vesting date.

Termination Period:	Option may be exercised for up to 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date. By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Chelsea Therapeutics International, Ltd. 2004 Stock Plan (as amended, the “Plan”) and the Stock Option Agreement, all of which are attached and made a part of this document.

Effective as of the Date of Grant provided above.

OPTIONEE:	CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:
Name:
Print Name	Title:

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

STOCK OPTION AGREEMENT

1. Grant of Option. Chelsea Therapeutics International, Ltd. a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”) an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Chelsea Therapeutics International, Ltd. 2004 Stock Plan (as amended, the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option. To the extent of any conflict between the terms of this Stock Option Agreement and the Plan, the terms of the Plan shall control.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant, the terms of the Plan and as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(a)(iii).

(iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit B.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

a. cash;

b. check; or

c. at the discretion of the Board or Committee, any other method permitted by the Plan or any combination thereof.

5. Restrictions on Exercise. This Option may not be exercised until such time as (a) the Plan and the Shares covered by this Option have been approved by the stockholders of the Company and (b) the issuance of such Shares upon such exercise or the method of payment of consideration for such shares does not constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Relationship. In the event of termination of Optionee’s employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee’s consulting or employment relationship as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code or any successor provision), Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee during the term of this Option and, with respect to a Consultant, during such Consultant’s continuing consulting relationship with the Company or within 90 days of termination of Consultant’s relationship with the Company and, with respect to an employee, during such employee’s employment relationship with the Company or within 90 days of termination of such employee’s relationship with the Company, the Option may be exercised at any time within twelve (12) months following the date of termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that Optionee was entitled to at the date of death.

9. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee’s compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of a Nonstatutory Stock Option or a disqualifying disposition by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee’s current compensation, or (iii) if permitted by the Committee, in its discretion, by surrendering to the Company Shares that (a) in the case of Shares previously acquired from the

Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or greater than Optionee’s marginal tax rate times the ordinary income recognized, or (iv) if permitted by the Committee, in its discretion, and if the Option is designated as a Nonstatutory Stock Option by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (an “Insider”), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”) and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

All elections by an Optionee to have Shares withheld to satisfy tax-withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(1) the election must be made on or prior to the applicable Tax Date;

(2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(3) all elections shall be subject to the consent or disapproval of the Committee;

(4) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of adjustment to the alternative minimum tax for federal tax purposes in the year of exercise and may subject the Optionee to the alternative minimum tax.

(b) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one-year after exercise or within two years after the Date of

Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) in an amount equal to the excess of the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares over the Exercise Price paid for those shares. The Company will also be allowed a deduction equal to any such amount recognized, subject to the requirement that the compensation be reasonable.

(d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

13. Restrictive Legends and Transfer Restrictions. Unless the Shares granted hereunder have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue or transfer any shares covered by this option unless the Optionee or Optionee’s successors in accordance with section 5 above, shall give a written representation and undertaking to the company and upon which, in the opinion of such counsel, the Company may reasonable rely that Optionee is acquiring the shares for his or her own account as an investment and not with the view to, or for sale in connection with, the distribution of such shares, and that Optionee will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued or transferred without such registration, a legend to this effect may be placed upon the certificate representing the Shares.

14. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

15. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

16. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

19. 2004 Stock Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan or this Option.

EXHIBIT A

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

EXERCISE NOTICE

Chelsea Therapeutics International, Ltd.

Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase             shares of the Common Stock (the “Shares”) of Chelsea Therapeutics International, Ltd. (the “Company”) under and pursuant to the Company’s 2004 Stock Plan (as amended, the “Plan”) and the Notice of Stock Option Grant dated                     , 200     with its attached Stock Option Agreement (the “Option Agreement”). The purchase price for the Shares shall be $            as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.

4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by North Carolina law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

OPTIONEE:	Chelsea Therapeutics International, Ltd.

By:
Name:
Title:

Address:	Address:

EXHIBIT B

[Form can be omitted if securities underlying option are registered under Securities Act]

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	Chelsea Therapeutics International, Ltd.

SECURITY:	Common Stock

AMOUNT:	Shares

In connection with the purchase of the above-listed Securities, I, the Optionee, represent to the Company the following.

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Optionee is familiar with the provisions of Rules 144, 144(k) and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which require: (a) the availability of certain public information about the Company; (b) the resale occurring not less than one year after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities to be sold; and (3) in the case of an affiliate, or of a nonaffiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and the amount of securities being sold during any three-month period not exceeding the specified limitations.

If all of the requirements of Rule 144 are not satisfied, Optionee may be able to sell the securities without registration pursuant to the exemption contained in Rule 144(k), provided that the resale occurs not less than two years after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities.

5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the one-year minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144(k) if the two-year holding period has been satisfied.

6. Optionee further understands that in the event all of the applicable requirements of Rules 144, 144(k) or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144, 144(k) and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, 144(k) or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date	Signature of Optionee: